EXHIBIT 32.1




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                 SECTIONS 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of IntegraMed America, Inc. (the "Company") on Form 10-K for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jay Higham, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. /s/ 1350, as adopted pursuant to section 906 of the Sarbanes--Oxley Act of 2002, that to the best of my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.   The information  contained in the Report fairly  presents,  in all
              materials  respects,   the  financial  condition  and  results  of
              operations of the Company.






                                              /s/ Jay Higham
                                                  -----------------------
                                                  Jay Higham
                                                  Chief Executive Officer
                                                  December 27, 2006


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to IntegraMed America, Inc.. and will be furnished to the Securities and Exchange Commission or its staff upon request.